UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2011

Savvy Business Support, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	333-167130	27-2473958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Courts of Red Bank 130 Maple Avenue, Suite 9B2 Red Bank, NJ	07701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 530-9007

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On October 24, 2011, our Board of Directors terminated Berman & Company, P.A. (“Berman”) as the independent registered public accounting firm of the Company, and engaged the independent registered public accounting firm, W.T. Uniack & Co. CPA’s P.C. (“Uniack”) to serve as the Company’s independent auditors. On March 20, 2011, the Company had engaged Berman as the Company's independent public accountants to audit the Company's financial statements for the fiscal years ending September 30, 2011 and September 30, 2010, and to review the Company's unaudited financial statements for interim periods, commencing for the quarter ended March 31, 2011.

Pursuant to Item 304(a) of Regulation S-K, the Company reports as follows:

(a)	(i)	Berman was terminated as our independent registered public accounting firm effective on October 24, 2011.

	(ii)	Since Berman’s engagement on March 20, 2011, Berman did not issue any audit reports on the Company’s financial statements.

	(iii)	The termination of Berman and engagement of Uniack were approved by the Company’s Board of Directors.

(iv)
The Company and Berman did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the last two fiscal years and subsequent interim periods through the date of dismissal, which disagreements, if not resolved to the satisfaction of Berman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

(v)
In connection with the audited financial statements of the Company for the years ended September 30, 2010 and September 30, 2011 and quarterly interim unaudited financial information from March 31, 2011, June 30, 2011 and through the date of Berman’s dismissal on October 24, 2011, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

(b)	(i)	On October 24, 2011, the Company engaged Uniack to serve as its independent registered public accounting firm.

(ii)
Prior to engaging Uniack, the Company had not consulted Uniack regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on its financial statements or a reportable event, nor did the Company consult with Uniack regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(iii)	The Company did not have any disagreements with Uniack and therefore did not discuss any past disagreements with Uniack.

(c)
The Company requested Berman to furnish a letter addressed to the SEC stating whether it agrees with the statements made by us regarding Berman. A copy of Berman’s letter to the SEC is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

16.1	Letter consent from Berman & Company, P.A. regarding change in certifying accountant

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

SAVVY BUSINESS SUPPORT, INC.

Date: October 25, 2011	By:	/s/ VIRGINIA K. SOURLIS
	Name:	Virginia K. Sourlis
	Title:	President and Sole Director (Principal Executive Officer, Principal Financial and Principal Accounting Officer)